Exhibit 99.3

MEDIXALL GROUP, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2016 AND THE YEAR ENDED 2015

Description of Pro Forma Transactions

IHL of Florida, Inc. Acquisition

On December 13, 2016, MediXall Group, Inc., a Nevada corporation (“MDXL”), formerly known as Continental Rail Corp., completed a Share Exchange Agreement and Plan of Reorganization (the “Agreement”) with IHL of Florida, Inc., a Florida corporation (“IHL”).

Pursuant to the terms of the Agreement, IHL shareholders transferred to MDXL all the issued and outstanding shares of capital stock of the IHL shareholders. In exchange for the IHL shares, MDXL issued 41,131,000 shares of common stock to IHL shareholders and 264,894 shares of Series A Preferred Stock convertible into 24,900,000 shares of common stock.

Prior to this Agreement, On July 8, 2016, IHL entered into a Share Exchange Agreement with MediXall, Inc., a Florida corporation (“MediXall”). MediXall was founded in November 2015 by Noel Guillama and Jennie Rios. The Company is a technology and innovative-driven organization purposefully designed and structured to bring effective change to the healthcare industry by improving healthcare and reducing costs.  The Company currently has the exclusive rights to 10 patents and 18 pending patents related to healthcare technologies licensed by The Quantum Group, Inc., (a privately-held Florida corporation), an incubator of companies that design, develop and deploy innovative solutions, technology, products, and services to the healthcare industry.

The Company is currently in development of a cloud-based electronic marketplace titled MediXaid where clients can shop for their own medical services; diagnostic procedures and services; and medical equipment and devices. In this proposed marketplace, consumers, as well as corporations such as insurance companies, will be able to purchase on the platform what they seek and how they seek it. The platform will be designed to work in both a mobile and desktop environment. MediXaid will operate in the form of a reverse auction where the consumer will choose from a list of products and/or services required. Qualified and vetted suppliers will compete based on a combination of quality score, location, best price and convenience.

The unaudited pro forma condensed consolidated financial statements do not include any adjustments regarding liabilities incurred or cost savings achieved resulting from the integration of the companies, as management is in the process of assessing what, if any, future actions are necessary. The unaudited pro forma condensed consolidated financial statements are not intended to represent or be indicative of the consolidated results of operations or financial condition of the Company that would have been reported had the Agreement been completed as of the dates presented, and should not be construed as representative of the future consolidated results of operations or financial condition of the combined entity.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with (i) the historical audited financial statements and related notes of the Company and the sections entitled Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, filed on April 28, 2016; (ii) the audited historical financial statements and related notes of MediXall, Inc. as of December 31, 2015 and for the unaudited historical and related notes of IHL of Florida for the period from January 1, 2016 through September 30, 2016.

MEDIXALL GROUP, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF DECEMBER 31, 2015

	MediXall Group, Inc.	MediXall, Inc.	Pro Forma		December 31, 2015
	(Actual)	(Actual)	Adjustments		Proforma

ASSETS
CURRENT ASSETS:
Cash	$-	$50	$-		$50
Total Current Assets	-	50	-		50

OTHER ASSETS:
Investments	25,000		40,437	(A)	65,437
Total Assets	$25,000	$50	$40,437		$65,487

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
Accounts payable - related party	$400,612	$206	$-		$400,818
Accounts payable	63,064	-	-		63,064
Accrued expenses - related party	334,454	-	-		334,454
Accrued expenses	229,162	-	-		229,162

Total Current Liabilities	1,027,292	206	-		1,027,498

STOCKHOLDERS' DEFICIT:
Preferred stock	-	-	265	(A)	265
Common stock	2,562	925	40,172	(A)	43,659

Additional paid-in capital	4,032,960		-		4,032,960
Accumulated deficit	(5,037,814)	(1,081)	-		(5,038,895)

Total Stockholders' Deficit	(1,002,292)	(156)	40,437		(962,011)

Total Liabilities and Stockholders' Deficit	$25,000	$50	$40,437		$65,487

(The accompanying notes are an integral part of these pro forma condensed consolidated financial statements)

MEDIXALL GROUP, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2015

	MediXall Group, Inc. For the Year Ended December 31, 2015 (Actual)	MediXall, Inc. For the period November 24, 2015 (Date of Inception) Through December 31, 2015 (Actual)	Pro Forma Adjustments	Total Pro Forma Year Ended December 31, 2015

Revenue	$-	$-	$-	$-

Operating Expenses
Professional fees	59,333	925	-	60,258
Professional fees - related party	23,445	-	-	23,445
Management fees - related party	120,000	-	-	120,000
Personnel related expenses	109,867.00	-	-	109,867
Other selling, general and administrative	35,976	156	-	36,132
Total Operating Expenses	348,621	1,081	-	349,702
Loss before taxes	(348,621)	(1,081)		(349,702)
Provision for income taxes	-	-		-
Net Loss	$(348,621)	$(1,081)	$-	$(349,702)

Weighted average number of common shares oustanding during the period ended December 31, 2015 - basic and diluted				2,535,975
Net loss per common share - basic and diluted				$(0.14)

(The accompanying notes are an integral part of these pro forma condensed consolidated financial statements)

MEDIXALL GROUP, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2016

	MediXall Group.	IHL of Florida, Inc.	Pro Forma		September 30, 2016
	(Actual)	(Actual)	Adjustments		Proforma

ASSETS
CURRENT ASSETS:
Cash	$155	$42,956	$-		$43,111
Accounts receivable - related party	-	86,442	-		86,442
Total Current Assets	155	129,398	-		129,553

OTHER ASSETS:
Investments	-		37,841	(B)	37,841
Total Assets	$155	$129,398	$37,841		$167,394

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
Accounts payable - related party	$518,896	$4,957	$-		$523,853
Accounts payable	86,852	-	-		86,852
Accrued expenses - related party	344,964	-	-		344,964
Accrued expenses	229,162	12,317	-		241,479

Total Current Liabilities	1,179,874	17,274	-		1,197,148

STOCKHOLDERS' DEFICIT:
Preferred stock	-	10	255	(B)	265
Common stock	2,528	3545	37,586	(B)	43,659

Additional paid-in capital	4,007,994	350945			4,358,939
Accumulated deficit	(5,190,241)	(242,376)	-		(5,432,617)

Total Stockholders' Deficit	(1,179,719)	112,124	37,841		(1,029,754)

Total Liabilities and Stockholders' Deficit	$155	$129,398	$37,841		$167,394

(The accompanying notes are an integral part of these pro forma condensed consolidated financial statements)

MEDIXALL GROUP, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2016

	MediXall Group, Inc. (Actual)	IHL of Florida, Inc. (Actual)	Pro Forma Adjustments	Total Pro Forma Nine Months Ended September 30, 2016

Revenue	$-	$-	$-	$-

Operating Expenses
Professional fees	40,757	5,000	-	45,757
Professional fees - related party	105,813	17,165	-	122,978
Management fees - related party	-	151,500	-	151,500
Personnel related expenses	-	62,151	-	62,151
Other selling, general and administrative	5,857	6,560	-	12,417
Total Operating Expenses	152,427	242,376	-	394,803
Loss before taxes	(152,427)	(242,376)	-	(394,803)
Provision for income taxes	-	-		-
Net Loss	$(152,427)	$(242,376)	$-	$(394,803)

Weighted average number of common shares oustanding during the period ended December 31, 2015 - basic and diluted				2,566,606
Net loss per common share - basic and diluted				$(0.15)

MEDIXALL GROUP, INC.
NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2016 AND THE YEAR ENDED 2015

Note 1. Basis of Pro Forma Presentation

The unaudited pro forma condensed consolidated financial statements have been prepared by MediXall Group, Inc. (“MediXall” or the “Company”) pursuant to the rules and regulations of the Securities and Exchange Commission for the purposes of inclusion in Continental’s Form 8-K prepared and filed in connection with the Share Exchange Agreement and Plan of Reorganization.

Certain information and certain disclosures normally included in financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) have been condensed or omitted pursuant to such rules and regulations. However, the Company believes that the disclosures provided herein are adequate to make the information presented not misleading.

The unaudited pro forma condensed consolidated financial statements have been prepared to give effect to the Agreement and the following related transactions: the issuance of restricted common stock.

The unaudited pro forma condensed consolidated financial statements for the year ended December 31, 2015 and the unaudited pro forma condensed consolidated financial statements for the nine months ended September 30, 2016 gives effect to the Agreement as if it occurred on January 1, 2015 and 2016 respectively. The unaudited pro forma condensed consolidated statement of operations is derived from the audited historical financial statements of Continental and MediXall as of and for the period ended December 31, 2015 and the unaudited historical financial statements of Continental and the unaudited financial statements of IHL of Florida, Inc. as of and for the nine months ended September 30, 2016.

The unaudited pro forma condensed consolidated financial statements are provided for informational purposes only and do not purport to be indicative of the Company’s consolidated financial position or consolidated results of operations which would actually have been obtained had such transactions been completed as of the date or for the periods presented, or of the consolidated financial position or consolidated results of operations that may be obtained in the future.

Note 2. Acquisition of IHL

The following table summarizes the preliminary fair values of assets acquired and liabilities assumed as of the date of the Exchange:

Current assets	$98,998
Current liabilities	(17,274)
Preliminary net assets acquired	$81,724

Note 3. Pro Forma Adjustments

The following pro forma adjustments are included in the Company’s unaudited pro forma condensed combined financial information:

(A)	To record the share exchange and plan of reorganization with IHL of Florida, Inc.:

Investments	40,437
Common Stock	40,172
Preferred Stock	265

(B)	To record the share exchange and plan of reorganization with IHL of Florida, Inc.:

Investments	37,841
Common Stock	37,586
Preferred Stock	255